UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
9.15% First Mortgage Bonds due 2021	n/a	The New York Stock Exchange
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 19, 2020, Scott M. Prochazka, President and Chief Executive Officer and a director of CenterPoint Energy, Inc. (the “Company”), resigned from his officer and director positions with the Company and affiliated entities. The resignation was not the result of any disagreement he had with the Company on any matter relating to the Company’s operations, policies and practices. Also, effective February 19, 2020, the Board appointed John W. Somerhalder II, a director of the Company, to the additional position of Interim President and Chief Executive Officer of the Company. Mr. Somerhalder will continue to serve as a director of the Company while the Board conducts its selection process for a permanent Chief Executive Officer.

As an experienced utility executive, Mr. Somerhalder, 64, has served as a director of the Company since October 2016. He is a private investor. He most recently served as Interim President and Chief Executive Officer of Colonial Pipeline Company, a privately held company that operates a refined liquid petroleum products pipeline system, from February 2017 to October 2017. Prior to joining Colonial Pipeline Company, Mr. Somerhalder served as President, Chief Executive Officer and as a director of AGL Resources Inc., a former publicly traded energy services holding company, which was acquired by Southern Company, whose principal business is the distribution of natural gas, from March 2006 through December 2015 and as Chairman of the Board of AGL Resources Inc. from November 2007 through December 2015. Prior to joining AGL Resources Inc., he served in a number of roles with El Paso Corporation, a publicly traded natural gas and related energy products provider, and its subsidiaries since 1977, including as Executive Vice President. He has served as a director of Crestwood Equity GP LLC, the general partner of Crestwood Equity Partners LP, and he served as a director of SunCoke Energy Partners GP LLC, the general partner of SunCoke Energy Partners, L.P. from 2017 to 2019. He also serves as a director or trustee on the boards of numerous non-profit organizations. There are no transactions between Mr. Somerhalder and the Company that are required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 19, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: February 19, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: February 19, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel